UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2024

FTAI Aviation Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37386	98-1420784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 West 13th Street, 7th Floor, New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(332) 239-7600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Ordinary shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market
9.50% Fixed Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares	FTAIM	The Nasdaq Global Select Market

Item 1.01	Entry into a Material Definitive Agreement.

Aircraft Sale and Purchase Agreement

On December 30, 2024, FTAI Aviation Ltd. (together with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”) announced that certain subsidiaries of the Company entered into (i) an Aircraft Sale and Purchase Agreement with FTAI Aircraft Leasing Ireland (2025) DAC, FTAI Aircraft Leasing Bermuda (2025) Ltd. and FTAI Aircraft Leasing US (2025) LLC (collectively, the “Buyers”) whereby it will sell legal title to certain aircraft to the respective Buyers thereof and (ii) a Beneficial Interest Sale and Purchase Agreement with certain of the Buyers whereby it will sell the beneficial interest in certain single aircraft owner trusts that hold legal title to certain aircraft to the respective Buyers thereof (collectively, the “Aircraft Sale and Purchase Agreements”), pursuant to which the Buyers have agreed to acquire 46 on-lease 737NG and A320ceo aircraft for an aggregate net purchase price of approximately $549 million by the end of the second quarter 2025, subject to certain customary closing conditions, including a financing condition (“2025 Aircraft Sale”). The Company owned 41 of such aircraft as of September 30, 2024 and acquired five of such aircraft during the fourth quarter 2024. In connection with the Aircraft Sale and Purchase Agreements, the Company has agreed to provide a limited guaranty in respect of the obligations and liabilities of its subsidiaries acting as sellers thereunder.

Strategic Capital Initiative

Related to the 2025 Aircraft Sale, the Company is launching a strategic capital initiative in collaboration with third-party institutional investors. The first partnership under this initiative (the “2025 Partnership”) will focus on acquiring on-lease 737NG and A320ceo aircraft, and the Buyers in the 2025 Aircraft Sale are wholly owned subsidiaries of the 2025 Partnership.  Going forward, the Company has agreed that the 2025 Partnership, and follow-on partnerships, will be the primary buyer of on-lease 737NG and A320ceo aircraft.  The Company will provide aircraft management services to the 2025 Partnership, and the Company will receive customary, market-based compensation for providing such services. The Company has also committed to make a minority investment in the 2025 Partnership. In addition, all CFM56 and V2500 engines to be owned by the 2025 Partnership are expected to be exclusively powered by FTAI’s Maintenance, Repair and Exchange (“MRE”) service under one or more MRE Agreements.  On December 30, 2024, the Company and the Buyers entered into an MRE Agreement with respect to CFM56 engines to be owned by the 2025 Partnership.  The Company expects to exclusively provide engines and module exchanges to the 2025 Partnership for the duration of the 2025 Partnership at contractual prices.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security.  No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 7.01	Regulation FD Disclosure.

On December 30, 2024, the Company issued a press release announcing the launch of the strategic capital initiative and the Company’s initial financial guidance for fiscal year 2025.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.  The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated December 30, 2024, issued by FTAI Aviation Ltd.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Aircraft Sale and Purchase Agreements, including the closings of the sales pursuant to such agreements, the launching of a strategic capital initiative and the 2025 Partnership and its follow-on partnerships being the primary buyer of on-lease 737NG and A320ceo aircraft going forward, how many aircraft are ultimately owned by the 2025 Partnership, providing aircraft management services to the 2025 Partnership and receiving market-based compensation for such services, the MRE Agreements including the entry into one or more MRE Agreements and any expectation around how many engines and module exchanges are provided to the 2025 Partnership, and management’s expected fiscal year 2025 Adjusted EBITDA guidance from its reportable segments.  Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to us.  You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us.  The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity.  Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024, and September 30, 2024, as updated by annual, quarterly and other reports we file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI Aviation Ltd.

	By:	/s/ Eun (Angela) Nam
	Name:	Eun (Angela) Nam
	Title:	Chief Financial Officer and Chief Accounting Officer

Date: December 30, 2024